UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2007

State Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	001-14783	11-2846511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 Hillside Avenue
New Hyde Park, NY 11040-2512
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (516) 437-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 25, 2007, the Company issued a press release announcing its earnings for the period ended June 30, 2007, furnished herewith as Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press release issued by the Company on July 25, 2007 announcing its earnings for the period ended June 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2007	State Bancorp, Inc.

	By:	/s/ Brian K. Finneran
Brian K. Finneran Chief Financial Officer